Other long-term investments (Tables)	12 Months Ended
Dec. 31, 2021
Other long-term investments
Schedule of other long term investments

The development of investments measured at fair value in accordance with IFRS 9 is shown below:

	2021	2020
	k€	k€
Balance at 1 January	19,289	11,462
Additions	6,647	6,327
Additions due to discontinue use of equity method	19,463	—
Adjustments at fair value, affecting net income	223,394	1,500
Net book value 31 December	268,793	19,289